UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 11, 2003

EARL SCHEIB, INC.

(Exact name of registrant as specified in its chapter)

Delaware	1-4822	95-1759002
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15206 Ventura Boulevard Suite 200 Sherman Oaks, California		91403
(Address of principal executive offices)		(Zip Code)

(818) 981-9992
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable

(b) Not applicable

(c)          Exhibits.

99.1   The press release of Registrant, dated December 11, 2003, announcing financial results for the second quarter ended October 31, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

                On December 11, 2003, the Registrant issued a press release regarding its financial results for the second quarter ended October 31, 2003.  A copy of the press release is attached hereto as Exhibit 99.1.

                The information regarding the Registrant’s financial results furnished under this “Item 9. Regulation FD Disclosure” is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with SEC Release No. 34-47583.

                The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Earl Scheib, Inc.
(Registrant)

Date: December 11, 2003		By:	/s/ Charles E. Barrantes
	Name:	Charles E. Barrantes
	Title:	Vice President and
Chief Financial Officer